PUTNAM
                                                       MASTER
                                                       INCOME
                                                       TRUST


                                 [GRAPHIC OMITTED:
                                     art work]



ANNUAL REPORT
October 31, 1995


                                      [LOGO:
                             BOSTON - LONDON - TOKYO]

FUND HIGHLIGHTS



 o  "ALTHOUGH IT HAS POSTED SOME TOP QUARTILE RETURNS, CONSISTENCY IS PUTNAM
    MASTER INCOME TRUST'S REAL STRENGTH. . . . THE FUND HAS CHALKED UP THIS FINE
    LONG-TERM RECORD BY MAKING THE RIGHT SECTOR ALLOCATIONS. . . . PMT HAS BEEN
    ONE OF THE LEAST VOLATILE MULTISECTOR-BOND FUNDS. . . . FOR SHEER
    RELIABILITY, PMT IS A HARD FUND TO BEAT."
                                  -- MORNINGSTAR MUTUAL FUNDS, SEPTEMBER 8, 1995

 o MORNINGSTAR, INC., AN INDUSTRY RESEARCH FIRM, AWARDED THE FUND FOUR STARS BASED ON RISK-ADJUSTED PERFORMANCE THROUGH OCTOBER 31, 1995.* THE FOUR-STAR OVERALL RATING PUTS THE FUND IN THE TOP 32.5% AMONG ALL 81 FIXED-INCOME CLOSED-END FUNDS.

 o "IT IS INDEED THE BEST OF ALL POSSIBLE WORLDS FOR BONDS. THE U.S. ECONOMY IS SLOWING, INFLATION IS MORIBUND, THE U.S. BUDGET IS ABOUT TO BE BALANCED AND THE FEDERAL RESERVE IS ON THE VERGE OF EASING MONETARY POLICY ANOTHER NOTCH. WHAT MORE COULD EVEN THE MOST ARDENT BOND BULL WISH FOR?"
                                                   -- BARRON'S, NOVEMBER 6, 1995

    CONTENTS

  4 Report from Putnam Management

  9 Fund performance summary

 12 Portfolio holdings

 23 Financial statements


   *Morningstar rates a fund relative to other funds with similar investment objectives based on the fund's 3- and 5-year average annual returns and adjusted for risk factors and sales charges. Rates are updated monthly. For the 3-year period, there were 81 funds in the fixed-income closed-end category and the fund received four stars. For the 5-year period, there were 64 funds in the category and the fund received 4 stars. Past performance is not indicative of future results.

FROM THE CHAIRMAN

                                                   [GRAPHIC OMITTED:
                                                       Photo of
                                                    George Putnam]
                                                   (C) Karsh, Ottawa

Dear Shareholder:

Putnam Master Income Trust closed the books on an eventful 12-month period that began at the tag end of one of the sharpest U.S. bond-market declines on record and ended in the midst of one of the market's strongest rallies. As your fund's management team relates in the report that follows, results for the fiscal year that ended October 31, 1995, were gratifying, especially in contrast to last year's challenges.

Moreover, your fund's managers see indications that the current environment at home, which has been so amenable to fixed-income investments, may continue in the months ahead. Among the favorable factors are prospects for a moderate pace of economic growth and continued low inflation.

Fund management also sees reason to believe international financial markets will take a cue from the U.S. markets and demonstrate increasing strength in the year ahead. The report that follows reviews fiscal 1995 performance and reviews prospects for fiscal 1996.

Respectfully yours,


/s/ George Putnam
    George Putnam
    Chairman of the Trustees
    December 20, 1995

REPORT FROM THE FUND MANAGERS
ROSEMARY THOMSEN, LEAD MANAGER
D. WILLIAM KOHLI
NEIL POWERS
MARK SIEGEL

   For a year that began on a bleak note, fiscal 1995 shaped up to be quite a winner for Putnam Master Income Trust. Conditions for fixed-income investing grew increasingly favorable as the period progressed: the Federal Reserve Board succeeded in keeping inflation in check, interest rates declined, and economic growth moderated -- both at home and abroad.

   Without a doubt, the improving environment provided a positive backdrop for your fund to perform well. However, strategic asset allocation across the fund's sectors -- U.S. government, high yield, and international -- enhanced the portfolio's total return. Since last October, we have pared back the fund's high-yield stake from 43% of total net assets to 35%, rolling the proceeds into U.S. government obligations that appeared likely to experience greater gains from the changing environment. At period's end, the fund's U.S. government positions made up approximately 37% of total net assets, up from 29% last October. Because of our positive outlook for the U.S. dollar, we kept the international weighting relatively low, at roughly 27%-30% of net assets throughout the period.

   This reallocation enabled the fund to close the fiscal year with a healthy total return of 14.16% at net asset value. Market price returns and performance for longer periods can be found on page 9.

o  HIGH YIELD: INTENSE CREDIT RESEARCH BOOSTED RETURNS

   The high-yield sector has continued to perform extremely well. In general, corporate profitability has remained strong, which, in turn, has allowed companies to pay down debt and improve their balance sheets. New issuance levels have been low relative to those of recent years, while investors' demand for high-yield bonds has continued unabated. The unrelenting pace of merger and acquisition activity has created improving credit situations among many high-yield issuers in various industries -- notably, health care, entertainment, cable television, and finance -- resulting in significant price appreciation for some fund holdings.

   Nevertheless, the high-yield market had its trouble spots and sector selection and credit research took on even greater importance as the economy slowed. Our willingness to conduct our own extensive research and to make investments contrary to current market consensus proved instrumental to performance. For example, we increased the fund's exposure to the telecommunications and cable industries before Wall Street began to appreciate the likelihood of deregulation. As the prospect of deregulation increased, investor demand for these issues grew, causing many of the fund's holdings to appreciate significantly.

   We also maintained a heavier weighting in higher-quality BB-rated bonds than many of our competitors. This served the fund well as BBs followed their historical pattern of performing more in line with Treasury securities than do lower-rated high-yield bonds. As the Treasury market rallied, the BB sector moved in tandem with it.

o  U.S. GOVERNMENT: LONGER DURATION PLAYED PIVOTAL ROLE

   Holdings in the fund's U.S. government sector, or "sleeve," also produced excellent results. This was due, in large part, to our keeping the duration of the sleeve fairly long. As a measure of an invest-


   --------------------------------------------------------------------
    TOP 10 COUNTRY ALLOCATIONS*
    (INTERNATIONAL SECTOR)
   --------------------------------------------------------------------
                                         10/31/94          10/31/95*
   --------------------------------------------------------------------
    FRANCE                                    0.0%              4.9%
   --------------------------------------------------------------------
    GERMANY                                   0.0               4.5
   --------------------------------------------------------------------
    CANADA                                    3.8               4.3
   --------------------------------------------------------------------
    UNITED KINGDOM                            5.2               4.0
   --------------------------------------------------------------------
    ITALY                                     3.6               3.0
   --------------------------------------------------------------------
    NETHERLANDS                               0.0               2.5
   --------------------------------------------------------------------
    SPAIN                                     1.2               1.5
   --------------------------------------------------------------------
    DENMARK                                   1.8               1.3
   --------------------------------------------------------------------
    MEXICO                                    0.1               1.0
   --------------------------------------------------------------------
    BRAZIL                                    0.4               1.0
   --------------------------------------------------------------------
   *Based on total net assets as of 10/31/95. Allocations will vary over time.

   ment's sensitivity to interest rates, duration plays a key role in performance. A portfolio with a longer duration has the potential to appreciate significantly if rates decline, though there is also the potential to fall as rates rise.

   We created a longer-duration position by strategically aligning the fund's securities along the most optimum portion of the yield curve throughout the period. Our goal was to maximize the portfolio's ability to participate fully in the bond market rally. To achieve this end, we concentrated on a combination of U.S. Treasury notes and bonds, and we traded in and out of mortgage-backed securities.

   Historically, declines in interest rates have increased prepayment activity as the lower rates prompt homeowners to refinance their mortgages. Because we realized that declining rates could increase the fund's exposure to prepayment risk, we emphasized discount-coupon mortgages, i.e., those with coupons lower than the current market rate. When we perceived prepayment fears were not justified and prices became too compelling to ignore, we bought. When prepayment concerns diminished and demand began to increase, we then, in turn, sold holdings at a profit.

o  INTERNATIONAL: BOND SELECTION ON TARGET

   In the first half of the year, we concentrated assets in longer-term bonds within core markets -- Germany, Japan, the Netherlands, the United Kingdom, and France -- to take advantage of the relatively high real yields available. By midyear, the U.S. market's rally had pushed nominal yields lower and bond prices higher worldwide. This created the right conditions for strong performance from Europe's higher-yielding peripheral countries, like Italy, Sweden, and Spain, which face high budget deficits and significant funding needs.

   To pursue these opportunities, we took profits by selectively selling core European positions and virtually eliminating the fund's Japanese holdings. The subsequent strength of these peripheral markets and midsummer rallies across Europe further boosted performance. We have since moved some assets back into core European markets, pulling in duration and emphasizing inter-mediate-term securities in the belief that longer-term bonds no longer offer an attractive risk premium over the near term.

   -----------------------------------------------------------------------------
    TOP 3 HOLDINGS PER SECTOR
   -----------------------------------------------------------------------------
    U.S. GOVERNMENT SECURITIES
   -----------------------------------------------------------------------------
    US Treasury Notes 6 1/2s, May 15, 2005                                  8.9%
    Government National Mortgage
    Association 7s, with various dates to October 15, 2025                  5.6
    US Treasury Bonds 6 7/8s, August 15, 2005                               5.1

    INTERNATIONAL FIXED-INCOME SECURITIES
   -----------------------------------------------------------------------------
    France (Government of) OAT deb. 8 1/2s, 2002                            2.6%
    Germany (Republic of) bonds 7 3/8s, 2005                                2.5
    United Kingdom Treasury notes 7s, 2001                                  2.2

    HIGH-YIELD BONDS
   -----------------------------------------------------------------------------
    Loehmanns' Holdings, Inc sr. notes 10 1/2s, 1997                        1.0%
    Midland Funding Corp. II Ser. B, deb. 13 1/4s, 2006                     0.9
    Panamsat (L.P.) sr. sub. notes stepped-coupon zero %, 2003              0.7
   -----------------------------------------------------------------------------
   *Based on total net assets as of 10/31/95. Portfolio holdings will vary over time.


   As U.S. economic conditions changed and the dollar's value fluctuated, we rotated in and out of dollar-bloc countries, such as Australia and Canada. By fiscal year's-end, we had a substantial position in Canada, which has since benefited handsomely from the vote against Quebec sovereignty on October 31, 1995.

   Currency hedges also impacted the fund's international sector throughout the fiscal year. During the first half, when the U.S. dollar was progressively weakening, a series of currency hedges hampered our ability to take advantage of gains in many international markets. During the latter half of the fiscal year, specifically within the past few months, the U.S. dollar rallied against the yen and deutschemark, and we cautiously reintroduced hedges against several European and Asian currencies. This was a positive contributor to the sleeve's performance, which had registered measurable improvement by fiscal year-end. The fund's emerging market holdings, which made up roughly 3% of net assets for much of the period, also turned in respectable performance of late.

o  POSITIVE ENVIRONMENT APPEARS LIKELY TO CONTINUE

   As the fund enters fiscal 1996, we anticipate no big moves in terms of asset allocation and believe that market and economic conditions will remain favorable, with low inflation and slow economic growth providing a positive backdrop for attractive performance in each of the fund's three sectors. We also anticipate some strength in the U.S. dollar.

   We currently plan to maintain a relatively long duration in the U.S. government sector and focus our high-yield research on uncovering companies that can generate good cash flow and are positioned to perform well in the later stages of the business cycle. Overseas, our primary emphasis remains core Europe, although we may consider reentering certain peripheral European markets if valuations become more reasonable. We will also be monitoring the outflow of Japanese capital into foreign markets, which could help produce further price appreciation opportunities in U.S. and core European bond markets.

   The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/95, there is no guarantee the fund will continue to hold these securities in the future. Investments in non-U.S. securities may be subject to certain risks such as currency fluctuations, economic instability, and political developments. The lower ratings of high-yield debt securities reflect a greater possibility that adverse changes in an issuer's business or financial condition, or in general economic conditions, may impair the issuer's ability to pay principal and interest on the securities. Although the U.S. government guarantees the timely payment of principal and interest on the U.S. government and agency obligations, the value of the fund shares is not guaranteed and will fluctuate.

PERFORMANCE SUMMARY

PERFORMANCE SHOULD ALWAYS BE CONSIDERED IN LIGHT OF A FUND'S INVESTMENT STRATEGY. PUTNAM MASTER INCOME TRUST IS DESIGNED FOR INVESTORS SEEKING HIGH CURRENT INCOME, CONSISTENT WITH PRESERVATION OF CAPITAL, THROUGH A PORTFOLIO DIVERSIFIED AMONG U.S. GOVERNMENT, HIGH-YIELD, AND INTERNATIONAL FIXED-INCOME SECURITIES.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 10/31/95
                                                  NAV             MARKET PRICE
--------------------------------------------------------------------------------
1 year                                          14.16%                   12.45%
--------------------------------------------------------------------------------
5 years                                         86.79                    95.61
Annual average                                  13.31                    14.36
--------------------------------------------------------------------------------
Life of fund (12/28/87)                        127.66                    90.09
Annual average                                  11.06                     8.54
--------------------------------------------------------------------------------

COMPARATIVE INDEXES AND BENCHMARKS FOR PERIOD ENDED 10/31/95
                                 SALOMON BROS.            FIRST
                  LEHMAN BROS.        NON-U.S.           BOSTON       CONSUMER
                    GOVERNMENT     WORLD GOVT.       HIGH YIELD          PRICE
                    BOND INDEX      BOND INDEX            INDEX          INDEX
--------------------------------------------------------------------------------
1 year                   15.38%          15.19%           15.24%          2.81%
--------------------------------------------------------------------------------
5 years                  57.67           77.50           133.51          15.13
Annual average            9.54           12.16            18.49           2.86
--------------------------------------------------------------------------------
Life of fund            101.90           98.96           143.35          33.19
Annual average            9.38            9.18            12.02           3.72
--------------------------------------------------------------------------------

TOTAL RETURN FOR PERIODS ENDED 9/30/95
(most recent calendar quarter)
                                                  NAV             MARKET PRICE
--------------------------------------------------------------------------------
1 year                                          13.14%                   16.27%
--------------------------------------------------------------------------------
5 years                                         86.99                   107.73
Annual average                                  13.33                    15.74
--------------------------------------------------------------------------------
Life of fund (12/28/87)                        124.85                    88.79
Annual average                                  11.01                     8.53
--------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
 PRICE AND DISTRIBUTION INFORMATION
--------------------------------------------------------------------------------
 12 months ended 10/31/95

 DISTRIBUTIONS:
--------------------------------------------------------------------------------
 Number                                     12
 Income                                  $0.64
 Return of capital(1)                     0.05
 Total                                    0.69

 SHARE VALUE                               NAV                   MARKET PRICE
--------------------------------------------------------------------------------
 10/31/94                                $8.63                         $7.875
 10/31/95                                 9.04                          8.125

 CURRENT RETURN
--------------------------------------------------------------------------------
 End of period
 Current dividend rate(2)                 7.63%                          8.49%
--------------------------------------------------------------------------------
(1)See Federal tax information on page 32.
(2)Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.


TERMS AND DEFINITIONS

NET ASSET VALUE (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares.

MARKET PRICE is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

FIRST BOSTON HIGH YIELD INDEX is an unmanaged list of lower-rated higher-yielding U.S. corporate bonds.

SALOMON BROTHERS NON-U.S. WORLD GOVERNMENT BOND INDEX is an unmanaged list of bonds issued by 10 countries.

LEHMAN BROS. GOVERNMENT BOND INDEX is an unmanaged list of publicly issued U.S. Treasury obligations.

CONSUMER PRICE INDEX (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Security indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

REPORT OF INDEPENDENT ACCOUNTANTS
For the year ended October 31, 1995

To the Trustees and Shareholders of
Putnam Master Income Trust

We have audited the accompanying statement of assets and liabilities of Putnam Master Income Trust, including the portfolio of investments owned, as of October 31, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Master Income Trust as of October 31, 1995, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                                        Coopers & Lybrand L.L.P.

Boston, Massachusetts
December 15, 1995

PORTFOLIO OF INVESTMENTS OWNED
October 31, 1995

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (34.7%)<F1>
PRINCIPAL AMOUNT                                                                            VALUE
-------------------------------------------------------------------------------------------------
$ 9,108,370   Federal National Mortgage Association Pass
              Through 7s, with various due dates to August 1, 2025                   $  9,031,495
              Government National Mortgage Association
              Pass Throughs
  8,665,911   7 1/2s, with various due dates to October 15, 2025                        8,780,393
 26,946,063   7s, with various due dates to October 15, 2025                           26,760,670
 18,498,000   zero %, TBA, November 14, 2025<F4>                                       17,989,353
  6,895,000   U.S. Treasury Bonds 10 3/4s, May 15, 2003                                 8,870,831
    360,000   U.S. Treasury Bonds 8 1/8s, August 15, 2019                                 433,350
 22,870,000   U.S. Treasury Bonds 6 7/8, August 15, 2005                               24,545,914
 41,500,000   U.S. Treasury Notes 6 1/2s, May 15, 2005                                 42,952,500
 17,900,000   U.S. Treasury Notes 6 1/8s, September 30, 2000                           18,120,886
  8,160,000   U.S. Treasury Notes 5 3/4s, October 31, 2000                              8,140,906
  3,525,000   U.S. Treasury Principal Only Strip zero %,
              August 15, 2022                                                             628,754
  3,435,000   U.S. Treasury Principal Only Strip zero %,
              February 15, 2019                                                           752,059
                                                                                     ------------
              TOTAL U.S. GOVERNMENT AND AGENCY
              Obligations (cost $164,133,786)                                        $167,007,111


CORPORATE BONDS AND NOTES (29.4%)<F1>
PRINCIPAL AMOUNT                                                                            VALUE

ADVERTISING (1.2%)
-------------------------------------------------------------------------------------------------
$ 2,000,000   Lamar Advertising Co. sr. secd. notes 11s, 2003                        $  2,040,000
    525,000   Outdoor Systems, Inc. sr. notes 10 3/4s, 2003                               501,375
  2,000,000   Universal Outdoor, Inc. sub. deb. 11s, 2003                               1,940,000
  1,850,000   Universal Outdoor, Inc. sr. notes stepped-coupon
              zero % (14s, 7/1/99), 2004<F3>                                            1,166,240
                                                                                     ------------
                                                                                        5,647,615

AEROSPACE (0.3%)
-------------------------------------------------------------------------------------------------
  1,750,000   Sequa Corp. bonds 8 3/4s, 2001                                            1,601,250

AGRICULTURE (1.1%)
-------------------------------------------------------------------------------------------------
  1,994,000   PMI Holdings Corp. Ser. B, sub. disc. deb. stepped-
              coupon zero % (11 1/2s, 9/1/00), 2005<F3>                                 1,036,880
  2,449,280   PSF Finance (L.P.) sr. notes 12s, 2000                                    2,553,374
  1,731,000   PSF Finance (L.P.) sr. disc. notes stepped-
              coupon zero % (12s, 9/15/96), 2003<F3>                                    1,516,789
                                                                                     ------------
                                                                                        5,107,043


CORPORATE BONDS AND NOTES
PRINCIPAL AMOUNT                                                                            VALUE

AUTOMOTIVE (0.3%)
-------------------------------------------------------------------------------------------------
$ 1,350,000   Key Plastics Corp. sr. notes 14s, 1999                                 $  1,390,500
    224,000   P.T. Astra International bonds 9 3/4s, 2001(Indonesia)                      231,000
                                                                                     ------------
                                                                                        1,621,500

BROADCASTING (1.7%)
-------------------------------------------------------------------------------------------------
    250,000   New City Broadcasting Corp. sr. sub. notes 11 3/8s, 2003                    235,000
  4,200,000   Panamsat (L.P.) sr. sub. notes stepped-coupon
              zero % (11 3/8s, 8/1/98), 2003<F3>                                        3,360,000
  1,730,000   Paxson Communications Corp. 144A
              sr. sub. notes 11 5/8s, 2002                                              1,712,700
    827,000   Petracom Hldgs. 144A notes stepped-coupon zero %
              (17 1/2s, 8/1/98), 2003<F3>                                                 560,293
  1,000,000   SFX Broadcasting, Inc. sr. sub. notes 11 3/8s, 2000                       1,057,500
  1,367,000   Telemedia Broadcasting Corp. 144A notes.
              stepped-coupon 6.4s (16s, 6/15/99), 2004<F3>                              1,230,300
                                                                                     ------------
                                                                                        8,155,793

BUILDING AND CONSTRUCTION (0.8%)
-------------------------------------------------------------------------------------------------
  2,000,000   Presley Co. sr. notes 12 1/2s, 2001                                       1,645,000
  2,000,000   Scotsman Group, Inc. sr. notes 9 1/2s, 2000                               2,010,000
                                                                                     ------------
                                                                                        3,655,000

BUILDING PRODUCTS (0.6%)
-------------------------------------------------------------------------------------------------
  1,750,000   American Standard, Inc. deb. 9 1/4s, 2016                                 1,811,250
  1,250,000   Inter-City Products sr. notes 9 3/4s, 2000                                  912,500
                                                                                     ------------
                                                                                        2,723,750

BUSINESS SERVICES (0.2%)
-------------------------------------------------------------------------------------------------
  1,000,000   Corporate Express, Inc. Ser. B, sr. sub. notes 9 1/8s, 2004                 995,000

CABLE TELEVISION (2.3%)
-------------------------------------------------------------------------------------------------
  2,000,000   Adelphia Communications Corp. sr. notes 12 1/2s, 2002                     1,950,000
  1,000,000   Adelphia Communications Corp. notes,
              Ser. B, 9 7/8s, 2005                                                        890,000
    540,000   Cablevision Systems Corp. sr. sub. deb. 9 7/8s, 2023                        558,900
  1,000,000   Century Communications Corp. sr. notes 9 1/2s, 2005                       1,007,500
  1,000,000   Continental Cablevision, Inc. sr. deb. 9 1/2s, 2013                       1,047,500
    975,000   Continental Cablevision, Inc. sr. deb. 9s, 2008                           1,009,125
  2,342,616   Falcon Holdings Group, Inc. sr. sub. notes 11s, 2003<F6>                  2,237,198
    225,000   Insight Communications Co. sr. sub. notes
              stepped-coupon 8 1/4s (11 1/4s, 3/1/96), 2000<F3>                           226,125
  1,000,000   Marcus Cable Co. (L.P.) sr. sub. disc. notes
              stepped-coupon zero % (13 1/2s, 8/1/99), 2004<F3>                           693,750
  1,000,000   Summit Communications Group, Inc.
              sr. sub. deb. 10 1/2s, 2005                                               1,100,000
    600,000   Telewest Communications PLC deb. stepped-coupon
               zero %, (11s, 10/1/00), 2007 (United Kingdom)<F3>                          354,750
                                                                                     ------------
                                                                                       11,074,848

CORPORATE BONDS AND NOTES
PRINCIPAL AMOUNT                                                                            VALUE

CELLULAR COMMUNICATIONS (2.3%)
-------------------------------------------------------------------------------------------------
$ 1,600,000   Cellular, Inc. sr. sub. disc. notes stepped-coupon
              zero % (11 3/4s, 9/1/98), 2003<F3>                                     $  1,224,000
  1,500,000   Centennial Cellular Corp. sr. notes 8
              7/8s, 2001                                                                1,458,750
    600,000   Commnet Cellular Inc. bonds 11 1/4s, 2005                                   624,000
  1,985,000   Dial Call Communication, Inc. Ser. B, sr. disc. notes
              stepped-coupon zero % (10 1/4s, 12/15/98), 2005<F3>                         942,875
  3,000,000   Horizon Cellular Telephone Co. Ser. B,
              sr. sub. disc. notes stepped-coupon zero %
              (11 3/8s, 10/1/97), 2000<F3>                                              2,565,000
  3,350,000   NEXTEL Communications, Inc. sr. disc.
              notes stepped-coupon zero % (11 1/2s, 9/1/98), 2003<F3>                   1,943,000
  2,545,000   Pricellular Wireless Ser. B, sr. disc. notes stepped-
              coupon zero % (14s, 11/15/97), 2001<F3>                                   2,163,250
                                                                                     ------------
                                                                                       10,920,875

CHEMICALS (0.9%)
-------------------------------------------------------------------------------------------------
  2,750,000   G-I Holdings, Inc. Ser. B, sr. disc. notes zero %, 1998                   2,048,750
  2,520,000   OSI Specialties Corp. Ser. B, sr. secd. disc. deb.
              stepped-coupon zero % (11 1/2s, 4/15/99), 2004<F3>                        2,142,000
                                                                                     ------------
                                                                                        4,190,750

CONGLOMERATES (1.1%)
-------------------------------------------------------------------------------------------------
    250,000   ADT Ltd. sr. sub. notes 9 1/4s, 2003                                        264,375
    875,000   Axia, Inc. sr. sub. notes Ser. B, 11s, 2001                                 857,500
  1,650,000   Haynes International, Inc. sr. sub. notes 13 1/2s, 1999                   1,072,500
  1,000,000   MacAndrews & Forbes Holdings, Inc.
              sub. deb. notes 13s, 1999                                                 1,001,250
  2,050,000   MacAndrews & Forbes Group, Inc. deb. 12 1/4s, 1996                        2,065,375
                                                                                     ------------
                                                                                        5,261,000

CONSUMER PRODUCTS (0.3%)
-------------------------------------------------------------------------------------------------
  2,500,000   International Semi-Tech. Corp. sr. secd. disc. notes
              stepped-coupon zero %  (11 1/2s, 8/15/00),
              2003 (Canada)<F3>                                                         1,287,500

CONSUMER SERVICES (0.4%)
-------------------------------------------------------------------------------------------------
  1,000,000   Solon Automated Services, Inc. sr. sub.
              deb. 13 3/4s, 2002                                                        1,020,000
  1,000,000   Solon Automated Services, Inc. notes 12 3/4s, 2001                        1,015,000
                                                                                     ------------
                                                                                        2,035,000

ELECTRIC UTILITIES (0.9%)
-------------------------------------------------------------------------------------------------
  4,000,000   Midland Funding Corp. II Ser. B, deb. 13 1/4s, 2006                       4,380,000

ELECTRONICS (0.6%)
-------------------------------------------------------------------------------------------------
  2,700,000   Amphenol Corp. sr. sub. notes 12 3/4s, 2002                               3,091,500

ENTERTAINMENT (0.5%)
-------------------------------------------------------------------------------------------------
    495,000   Time Warner, Inc. notes 8.18s, 2007                                         510,711
    495,000   Time Warner, Inc. notes 8.11s, 2006                                         509,172
    247,000   Time Warner, Inc. notes 7.975s, 2004                                        253,741
    925,000   Viacom International, Inc. sub. deb. 8s, 2006                               915,750
                                                                                     ------------
                                                                                        2,189,374

CORPORATE BONDS AND NOTES
PRINCIPAL AMOUNT                                                                            VALUE

FINANCIAL SERVICES (0.3%)
-------------------------------------------------------------------------------------------------
$ 1,125,000   Comdata Network, Inc. sr. notes 12 1/2s, 1999                          $  1,257,188
    250,000   Keystone Group, Inc. sr. secd. notes 9 3/4s, 2003                           242,500
                                                                                     ------------
                                                                                        1,499,688

FOOD (0.8%)
-------------------------------------------------------------------------------------------------
  1,741,000   Del Monte Corp. sub. notes 12 1/4s, 2002<F6>                              1,532,080
  2,000,000   Fresh Del Monte Produce Corp. NV Ser. B, 144A
              sr. notes, 10s, 2003 (Netherlands)                                        1,680,000
    780,000   Mafco, Inc. sr. sub. notes 11 7/8s, 2002                                    803,400
                                                                                     ------------
                                                                                        4,015,480

FOOD CHAINS (0.2%)
-------------------------------------------------------------------------------------------------
    780,000   Stater Brothers sr. notes 11s, 2001                                         791,700

FOREST PRODUCTS (0.8%)
-------------------------------------------------------------------------------------------------
  1,000,000   APP International Finance Co. company guaranty
              11 3/4s, 2005 (Netherlands)                                               1,025,000
  1,500,000   Gaylord Container Corp. sr. sub. deb.
              stepped-coupon zero % (12 3/4s 5/15/96), 2005<F3>                         1,462,500
    450,000   Riverwood International Corp.
              sr. notes 10 3/4s, 2000                                                     475,875
    700,000   Riverwood International Corp. sr. sub. notes 10 3/8s, 2004                  745,500
                                                                                     ------------
                                                                                        3,708,875

HEALTH CARE (1.1%)
-------------------------------------------------------------------------------------------------
  1,790,000   Columbia/HCA Healthcare med. term notes 7.58s, 2025                       1,841,463
  2,415,000   Paracelsus Healthcare Corp. sr. sub. notes 9 7/8s, 2003                   2,439,150
  1,000,000   Quorum Health Group, Inc. sr. sub. notes 11 7/8s, 2002                    1,111,250
                                                                                     ------------
                                                                                        5,391,863

INSURANCE (0.9%)
-------------------------------------------------------------------------------------------------
    975,000   American Annuity Group, Inc. sr. notes 9 1/2s, 2001                       1,004,250
  1,250,000   Reliance Group Holdings, Inc. sr. sub. deb. 9 3/4s, 2003                  1,271,875
    300,000   Reliance Group Holdings, Inc. sr. notes 9s, 2000                            303,750
  1,750,000   Terra Nova Insurance Holdings sr. notes 10 3/4s,
              2005 (United Kingdom)                                                     1,890,000
                                                                                     ------------
                                                                                        4,469,875

LODGING (0.8%)
-------------------------------------------------------------------------------------------------
  1,590,000   HMH Properties Inc. 144A sr. notes 9 1/2s, 2005                           1,597,950
  1,850,000   John Q. Hammons Hotels 1st mtge. notes 8 7/8s, 2004                       1,803,750
    475,000   Red Roof Inns sr. notes 9 5/8s, 2003                                        475,000
                                                                                     ------------
                                                                                        3,876,700

MEDICAL SUPPLIES AND DEVICES (0.5%)
-------------------------------------------------------------------------------------------------
  1,930,000   McGaw, Inc. sr. notes 10 3/8s, 1999                                       2,002,375
    500,000   Wright Medical Technology, Inc. Ser. B,
              sr. secd. notes 10 3/4s, 2000                                               510,000
                                                                                     ------------
                                                                                        2,512,375

CORPORATE BONDS AND NOTES
PRINCIPAL AMOUNT                                                                            VALUE

METALS AND MINING (0.1%)
-------------------------------------------------------------------------------------------------
$   408,000   Essar Gujarat Ltd. 144A deb. FRN 8.4s, 1999 (India)                    $    404,940
    250,000   Kaiser Aluminum & Chemical Corp.
              sr. sub. notes 12 3/4s, 2003                                                275,625
                                                                                     ------------
                                                                                          680,565

MOTION PICTURE DISTRIBUTION (1.4%)
-------------------------------------------------------------------------------------------------
  2,000,000   AMC Entertainment, Inc. sr. sub. deb. 12 5/8s, 2002                       2,220,000
  2,000,000   Act III Theatres, Inc. sr. sub. notes 11 7/8s, 2003                       2,140,000
    675,000   Cinemark Mexico notes 12s, 2003                                             627,750
  1,825,000   Cinemark USA sr. notes 12s, 2002                                          1,971,000
                                                                                     ------------
                                                                                        6,958,750

OIL AND GAS (1.2%)
-------------------------------------------------------------------------------------------------
  1,885,000   Arkla, Inc. deb. 8.9s, 2006                                               1,999,608
    830,000   Chesapeake Energy Corp. sr. notes 12s, 2001                                 869,425
  1,250,000   Gulf Canada Resources Ltd. sr. sub.
              notes 9 5/8s, 2005 (Canada)                                               1,278,125
  1,600,000   Trans Texas Gas Corp. sr. secd. notes 11 1/2s, 2002                       1,672,000
                                                                                     ------------
                                                                                        5,819,158

PAGING (0.2%)
-------------------------------------------------------------------------------------------------
  1,150,000   Pagemart, Inc. sr. disc. notes stepped-coupon zero %
              (12 1/4s, 11/1/98), 2003<F3>                                                833,750

PACKAGING & CONTAINER (0.6%)
-------------------------------------------------------------------------------------------------
  2,500,000   Ivex Packaging Corp. sr. sub. notes 12 1/2s, 2002                         2,687,500

PUBLISHING (0.5%)
-------------------------------------------------------------------------------------------------
    850,000   General Media Corp. sr. secd. notes 10 5/8s, 2000                           654,500
  2,500,000   Marvel Parent Holdings, Inc. sr. secd.
              disc. notes zero %, 1998                                                  1,800,000
                                                                                     ------------
                                                                                        2,454,500

RAIL EQUIPMENT (0.2%)
-------------------------------------------------------------------------------------------------
    925,000   Westinghouse Air Brake sr. notes 9 3/8s, 2005                               966,625

REAL ESTATE (0.2%)
-------------------------------------------------------------------------------------------------
     55,000   Chelsea Piers 144A Ser. B,
              stepped-coupon zero % (11s, 6/15/99), 2009<F3>                               51,906
  1,000,000   Chelsea Piers Ser. B, 1st mtge. disc. notes
              stepped-coupon zero % (12 1/2s, 6/15/96), 2004<F3>                          936,250
                                                                                     ------------
                                                                                          988,156

RECREATION (1.8%)
-------------------------------------------------------------------------------------------------
    880,000   Arizona Charlies Corp. Ser. B, 1st mtge.
              12s, 2000<F2>                                                               712,800
    320,000   Capitol Queen Corp. Ser. B, 1st mtge.
              notes 12s, 2000<F2>                                                         281,600
    970,000   Casino America, Inc. 1st mtge. deb. 11 1/2s, 2001                           940,900
  1,425,000   Lady Luck Gaming Corp. Ser. B, 1st mtge. 10 1/2s, 2001                    1,097,250
  1,367,000   Louisiana Casino Cruises Corp. 1st mtge. 11 1/2s, 1998                    1,339,660
    200,000   Mohegan Tribal Gaming 144A sr. notes 13 1/2s, 2002                          209,500
    864,000   Trump Castle Funding Corp. sr. sub. notes 11 1/2s, 2000                     864,000

CORPORATE BONDS AND NOTES
PRINCIPAL AMOUNT                                                                            VALUE

RECREATION (continued)
-------------------------------------------------------------------------------------------------
$ 2,500,000   Trump Holdings & Funding Corp. sr. notes 15 1/2s, 2005                 $  2,468,750
    975,000   Trump Plaza Funding, Inc. 1st mtge. notes 10 7/8s, 2001                     918,938
                                                                                     ------------
                                                                                        8,833,398

RETAIL (1.4%)
-------------------------------------------------------------------------------------------------
  2,100,000   County Seat Stores Inc. sr. sub. notes 12s, 2002                          1,890,000
     50,000   Loehmanns' Holdings, Inc. sr. sub. notes 13 3/4s, 1999                       48,000
  5,000,000   Loehmanns' Holdings, Inc. sr. notes 10 1/2s, 1997                         5,000,000
                                                                                     ------------
                                                                                        6,938,000

SCHOOL BUSES (0.4%)
-------------------------------------------------------------------------------------------------
  2,000,000   Blue Bird Body Co. Ser. B, sub. deb. 11 3/4s, 2002                        2,050,000

SHIPPING (0.2%)
-------------------------------------------------------------------------------------------------
  1,150,000   Eletson Holdings, Inc. 1st. pfd. mtge.
              notes 9 1/4s, 2003 (Greece)                                               1,115,500

STEEL (0.3%)
-------------------------------------------------------------------------------------------------
  1,500,000   Ispat Mexicana, SA 144A notes 10 3/8s, 2001 (Mexico)                      1,320,000
-------------------------------------------------------------------------------------------------
              TOTAL CORPORATE BONDS AND NOTES (cost $138,119,408)                    $141,850,256

FOREIGN GOVERNMENT BONDS AND NOTES (23.2%)<F1>
PRINCIPAL AMOUNT                                                                            VALUE
-------------------------------------------------------------------------------------------------
AUD        2,830,000    Australia (Government of) notes 8 3/4s, 2001                 $  2,186,293
CAD        6,700,000    Canada (Government of) deb. 9s, 2004                            5,467,759
CAD        7,840,000    Canada (Government of) deb. 8 3/4s, 2005                        6,336,798
CAD        6,515,000    Canada (Government of) bonds, 6 1/2 2004                        4,545,462
DKK       28,730,000    Denmark (Kingdom of) bonds 9s, 2000                             5,692,908
FRF       55,318,000    France (Government of) OAT deb. 8 1/2s, 2002                   12,292,889
FRF       45,290,000    France Treasury bill 7 3/4s, 2000                               9,698,043
DEM       15,940,000    Germany (Republic of) bonds 7 3/8s, 2005                       11,996,024
DEM        1,550,000    Germany (Republic of) bonds 6 7/8s, 2005                        1,131,825
DEM       11,050,000    Germany (Republic of) bonds 6 1/4s, 2024                        6,939,102
ITL   10,825,000,000    Italy (Government of) bonds 12s, 2003                           6,977,446
ITL    5,215,000,000    Italy (Government of) bonds 10 1/2s, 2005                       3,080,838
TL     5,630,000,000    Italy (Government of) notes 8 1/2s, 1999                        3,289,203
USD          475,000    Morocco (Government of) bonds 6.6875s, 2009                       282,625
USD          190,000    Morocco (Government of) notes 6.6875s, 2004                       132,050
NLG       11,820,000    Netherlands (Government of) bonds 9s, 2000                      8,519,324
USD          330,000    Panama (Republic of) FRN 7 1/4s, 2002                             267,300
USD          450,000    Quebec (Province of) deb. Ser. NN, 7 1/8s, 2024                   426,236
ESP      769,400,000    Spain (Government of) bonds 10.833s, 2000                       6,673,052
THB        7,700,000    Thailand (IFC of) bonds FRN 11s, 1996                             306,806
GBP        3,355,000    United Kingdom Treasury bonds 7 1/2s, 2006                      5,137,171
GBP        6,750,000    United Kingdom Treasury notes 7s, 2001                         10,368,245
                                                                                     ------------
                        TOTAL FOREIGN GOVERNMENT BONDS AND NOTES
                        (cost $108,511,511)                                          $111,747,399

BRADY BONDS (3.0%)<F1>
PRINCIPAL AMOUNT                                                                            VALUE
-------------------------------------------------------------------------------------------------
$ 3,376,000   Argentina (Republic of) bonds 5s, 2023                                  $ 1,607,820
  3,835,000   Argentina (Republic of) bonds 6.563s, 2023                                2,157,188
    878,000   Argentina (Republic of) FRN 6.813s, 2005                                    521,313

BRADY BONDS (continued)
PRINCIPAL AMOUNT                                                                            VALUE
-------------------------------------------------------------------------------------------------
$   350,000   Brazil (Republic of) FRN 6 7/8s, 2012                                  $    191,625
  3,128,000   Brazil (Republic of) FRN 6.813s, 2006                                     2,072,300
  1,232,146   Brazil (Republic of) FRN 6.688s, 2001                                     1,053,485
  2,760,000   Brazil (Republic of) bonds 4s, 2024                                       1,335,150
  1,109,000   Bulgaria (Republic of) disc. FRN 6 3/4s, 2024                               558,659
  1,235,000   Ecuador (Government of) FRN 6.813s, 2025                                    611,325
  1,697,000   Mexico (Government of) Ser. B, disc.
              notes 6.766s, 2019                                                        1,134,869
    400,000   Philippines (Central Bank of) bonds 6 1/4s, 2017                            292,500
    752,000   Poland (Government of) 144A FRN 6 7/8s, 2024                                575,280
    480,000   Poland (Government of) Ser. RSTA, bonds
              stepped-coupon 2 3/4s (with various rates from
              3 1/4s to 5s, and dates from 10/96 to 10/14), 2024                          222,600
  1,000,000   United Mexican States FRN 7.609s, 2008                                      857,500
    840,000   United Mexican States Ser. A, deb. 6 1/4s, 2019                             491,400
  1,644,000   United Mexican States Ser. B, deb. 6 1/4s, 2019                             961,740
                                                                                     ------------
              TOTAL BRADY BONDS (cost $16,103,524)                                   $ 14,644,754

PREFERRED STOCKS (2.2%)<F1>
NUMBER OF SHARES                                                                            VALUE
-------------------------------------------------------------------------------------------------
     25,250   Cablevision System Corp 144A Ser. G, $11.75 exch. Pfd.                 $  2,607,063
     25,300   California Federal Bank Ser. B, $10.625 exch. pfd.                        2,751,375
     19,500   First Nationwide Bank $11.50 pfd.                                         2,223,000
     49,636   Pyramid Communications, Inc. Ser. C, $3.125 exch. pfd.<F2>                1,197,461
     33,000   SD Warren Co. Ser. B, $3.50 pfd.                                          1,056,000
      2,940   SDW Holdings Corp. 144A units $15.00 pfd.                                   823,200
      1,935   Supermarkets General Holdings Corp. $3.52 exch. pfd.<F6>                     52,729
                                                                                     ------------
              TOTAL PREFERRED STOCKS (cost $10,053,158)                              $ 10,710,828

UNITS (1.9%)<F1>
NUMBER OF UNITS                                                                             VALUE
-------------------------------------------------------------------------------------------------
        150   Celcaribe S.A. 144A units stepped-coupon zero %
              (13 1/2s, 3/15/98), 2004<F3>                                           $  1,342,500
      1,785   Cellnet Data Systems Inc. units stepped-coupon zero %
               (13s, 6/15/2005), 2005<F3>                                               1,041,994
    725,000   Hollywood Casino units 13 1/2s, 1998                                        884,500
      2,815   ICF Kaiser International, Inc. sr. sub. units 12s, 2003                   2,646,100
        158   Intelcom Group (USA) Inc., 144A units stepped-coupon
              zero %,(13 1/2s, 9/15/00), 2005<F3>                                         900,600
    550,500   Premium Standard Farms 144A units 12 1/2s, 2000                             605,550
        300   Terex Corp. 144A units 13 3/4s, 2002                                        254,250
      1,195   Total Renal Care, Inc. units stepped-coupon zero %
              (12s, 8/15/97), 2004<F3>                                                  1,224,875
                                                                                     ------------
              TOTAL UNITS (cost $8,153,752)                                          $  8,900,369

COMMON STOCKS (1.0%)<F1>
NUMBER OF SHARES                                                                            VALUE
-------------------------------------------------------------------------------------------------
    124,292   Ampex Corp. Class A<F2>                                                $    372,876
        570   Applause Enterprises, Inc.<F2>                                                1,995
      2,625   Axia Holding Corp. 144A<F2>                                                  73,500
     17,016   Chesapeake Energy Corp.<F2>                                                 497,718
    142,974   Computervision Corp.<F2>                                                  1,679,945
     42,022   Gaylord Container Corp. A<F2>                                               320,418

COMMON STOCKS (continued)
NUMBER OF SHARES                                                                            VALUE
-------------------------------------------------------------------------------------------------
     57,441   Grand Union Co. (acquired 7/15/92, cost $3,250,000)<F2><F5>            $    617,491
      4,148   IFINT Diversified Holdings 144A<F2>                                         207,400
    266,753   Loehmanns' Holdings, Inc. 144A<F2>                                          466,818
        671   PMI Holdings Corp.<F2>                                                      134,200
        480   Premium Holdings L.P. 144A<F2>                                               47,979
      1,491   Pyramid Communications, Inc. New Class B 144A<F2>                            35,789
          1   Southland Corp.<F2>                                                               4
     15,000   Specialty Foods Corp.<F2>                                                    15,000
      5,054   Taj Mahal Holding Corp. Class A<F2>                                          75,810
     36,000   Total Renal Care, Inc. 144A<F2>                                             261,000
                                                                                     ------------
              TOTAL COMMON STOCKS (cost $5,760,782)                                  $  4,807,943

CONVERTIBLE BONDS AND NOTES (0.4%)<F1>
PRINCIPAL AMOUNT                                                                            VALUE
-------------------------------------------------------------------------------------------------
$ 1,486,000   Pricellular Wireless 144A cv. sub. notes stepped-coupon
              zero %, (10 3/4s, 8/15/00), 2004<F3>                                   $    899,030
  1,075,000   Riverwood International Corp. sub. notes 6 3/4s, 2003                     1,182,500
                                                                                     ------------
              TOTAL CONVERTIBLE BONDS AND NOTES (cost $2,107,177)                    $  2,081,530

CONVERTIBLE PREFERRED STOCKS (0.4%)<F1>
NUMBER OF SHARES                                                                            VALUE
-------------------------------------------------------------------------------------------------
      8,000   Chiquita Brands Intl. Inc. Ser. A $5.75, cv. pfd.                      $    402,000
     28,000   Conseco, Inc. Ser. D, $3.25 cv. pfd.                                      1,344,000
      5,450   Granite Broadcasting $1.938 cv. pfd.                                        280,675
                                                                                     ------------
              TOTAL CONVERTIBLE PREFERRED STOCKS (cost $2,127,681)                   $  2,026,675

WARRANTS (0.3%)<F1><F2>
NUMBER OF                                                        EXPIRATION
WARRANTS                                                               DATE                 VALUE
-------------------------------------------------------------------------------------------------
     40,000   Becker Gaming Corp. 144A                             11/15/00          $     20,000
      3,165   Casino America, Inc.                                 11/15/96                   317
      7,860   Casino Magic Finance Corp.                           10/14/96                   393
     13,214   Cinemark Mexico USA, Inc.                              8/1/03               122,428
      2,100   County Seat Holdings, Inc.                           10/15/98                21,000
     54,028   Gaylord Container Corp. 144A                          7/31/96               388,326
        375   General Media Corp. 144A                             12/31/00                 3,750
      1,399   Grand Union Co. Ser. 1                                6/16/00                 1,399
      2,799   Grand Union Co. Ser. 2                                6/16/00                   560
     75,000   Insight Communications Co. 144A                       3/30/98               150,000
      4,101   Louisiana Casino Cruises, Inc. 144A                   12/1/98                61,515
      2,520   OSI Specialties Inc. 144A                             4/15/99               151,200
      5,290   Pagemart, Inc. 144A                                  12/31/03                47,610
      2,000   Petracom Holdings, Inc.                                8/1/05                14,250
      4,238   President Riverboat Casinos, Inc.                     9/30/99                16,952
      2,880   President Riverboat Casinos, Inc. 144A                9/23/96                   144
     20,000   Southdown, Inc. 144A                                 10/31/96                10,000
      2,054   Southland Corp.                                        3/5/96                 5,135
         31   Telemedia Broadcasting Corp. 144A                      4/1/04                23,295
      9,660   UCC Investor Holding, Inc.                           10/30/99                91,770
      1,850   Universal Outdoor, Inc. 144A                           7/1/04                74,000
         36   Wright Medical Technology, Inc. 144A                  6/30/03                 5,871
                                                                                     ------------
              TOTAL WARRANTS (cost $1,032,913)                                       $  1,209,915

PURCHASED OPTIONS OUTSTANDING (0.1%)<F1>
                                                           EXPIRATION DATE/
CURRENCY                                                       STRIKE PRICE                 VALUE
-------------------------------------------------------------------------------------------------
ITL 14,833,800,000 Italy (Government of)
                   bonds 10 1/2s, 2005                     Jan 96/ITL 94.25          $    140,787
USD     11,100,000 U.S. Dollars In Exchange for
                   Deutschemarks                           Dec 95/DEM 1.565                31,080
USD      9,100,000 U.S. Dollars In Exchange for
                   Japanese Yen                            Dec 95/JPY 102.5               135,590
                                                                                     ------------
                   TOTAL PURCHASED OPTIONS
                   (cost $450,369)                                                   $    307,457

SHORT-TERM INVESTMENTS (6.6%)<F1>
PRINCIPAL AMOUNT                                                                            VALUE
-------------------------------------------------------------------------------------------------
IDR   1,000,000,000 Bank Tabungan Negara certificate of
                    deposit zero %, February 12, 1996                                $    418,504
$        14,000,000 Federal Home Loan Bank 5.6s,
                    January 22, 1996                                                   13,816,305
            925,000 Federal National Mortgage Assn. 5.85s,
                    November 1, 1995                                                      925,000
         15,000,000 Ford Motor Credit Co. 5.64s,
                    November 20, 1995                                                  14,955,350
TRL  36,300,000,000 Turkey (Republic of) T-Bill zero %, December 14, 1995                 648,391
                    U.S. Dollar Certificate of Deposit (Issued by
                    J.P. Morgan Securities, Inc. The principal at
                    redemption is linked to the bid price for the
                    Polish Treasury Bill, at maturity, and the change
                    in the spot rate of the Polish Zloty from issue
                    date to maturity date)
$           445,321 zero %, January 25,1996                                               406,756
            726,708 zero %, April 17, 1996                                                650,912
-------------------------------------------------------------------------------------------------
                    TOTAL SHORT-TERM INVESTMENTS (cost $31,800,954)                  $ 31,821,218
-------------------------------------------------------------------------------------------------
                    TOTAL INVESTMENTS (cost $488,355,015)<F7>                        $497,115,455
-------------------------------------------------------------------------------------------------

<F1> Percentages indicated are based on net assets of $481,913,774.

<F2> Non-income-producing security.

<F3> The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

<F4> TBA's are mortgage backed securities traded under delayed delivery commitments, settling after October 31, 1995. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2.0% from the principal amount. Income on the securities will not be earned until settlement date. The cost of TBA purchases held at October 31, 1995 was
     $17,966,183.

<F5> Restricted, excluding 144A securities, as to public resale. At the date of acquisition, these securities were valued at cost. There were no outstanding unrestricted securities of the same class as those held. Total market value of restricted securities owned at October 31, 1995 was $619,486 or 0.1% of net assets.

<F6> Income may be received in cash or additional securities at the discretion of the issuer.

<F7> The aggregate identified cost for federal income tax purposes is $488,838,380, resulting in gross unrealized appreciation and depreciation of $16,061,218 and $7,784,143, respectively, or net unrealized appreciation of $8,277,075.

     144A after the name of a security represents those securities exempt from registration under
     Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

     DIVERSIFICATION OF FOREIGN ASSETS at October 31, 1995
     (as a percentage of net assets)
     France                     4.9%                 Australia                    0.5%
     Germany                    4.5                  Bulgaria                     0.5
     Canada                     4.3                  Poland                       0.4
     United Kingdom             4.0                  Greece                       0.3
     Italy                      3.0                  Turkey                       0.2
     Netherlands                2.5                  Ecuador                      0.1
     Spain                      1.5                  India                        0.1
     Denmark                    1.3                  Morocco                      0.1
     Mexico                     1.0                  Thailand                     0.1
     Brazil                     1.0                  Philippines                  0.1
     Argentina                  1.0                  Panama                       0.1

     FORWARD CROSS CURRENCY CONTRACTS at October 31, 1995
     (aggregate face value $21,052,610)
                                                 IN                                   UNREALIZED
                           MARKET          EXCHANGE        MARKET    DELIVERY       APPRECIATION/
     CONTRACTS              VALUE               FOR         VALUE        DATE      (DEPRECIATION)
     -------------------------------------------------------------------------------------------
     British Pounds
     (Buy)            $ 5,470,796     Deutschemarks   $ 5,586,170    12/13/95          $(115,374)
     British Pounds
     (Buy)              3,799,045     Deutschemarks     3,779,260    12/13/95             19,785
     Deutschemarks
     (Sell)             3,555,548      Danish Krona     3,553,508    12/13/95             (2,040)
     Deutschemarks
     (Sell)             3,068,468     Swedish Krona     3,102,937    12/13/95             34,469
     Deutschemarks
     (Sell)             5,123,996     French Francs     5,123,996    12/13/95                 --
     -------------------------------------------------------------------------------------------
                                                                                       $ (63,160)

     FORWARD CURRENCY CONTRACTS To Buy at October 31, 1995
                                                                                       UNREALIZED
                                MARKET          AGGREGATE          DELIVERY          APPRECIATION/
                                 VALUE         FACE VALUE              DATE         (DEPRECIATION)
     --------------------------------------------------------------------------------------------
     Australian Dollar     $ 6,878,235        $ 6,840,573          12/13/95              $ 37,662
     Canadian Dollars        8,896,546          8,886,633          12/13/95                 9,913
     Deutschemarks          29,532,022         28,691,506          12/13/95               840,516
     Japanese Yen           21,619,543         22,126,501          12/14/95              (506,958)
     Japanese Yen            1,624,362          1,642,674          12/13/95               (18,312)
     New Zealand Dollars     2,341,438          2,336,236          12/13/95                 5,202
     Spanish Peseta          3,664,661          3,535,545          12/13/95               129,116
     Swedish Krona           3,560,697          3,278,169          12/13/95               282,528
     --------------------------------------------------------------------------------------------
                           $78,117,504        $77,337,837                                $779,667

     FORWARD CURRENCY CONTRACTS To Sell at October 31, 1995
                                                                                       UNREALIZED
                                MARKET          AGGREGATE          DELIVERY          APPRECIATION/
                                 VALUE         FACE VALUE              DATE         (DEPRECIATION)
     --------------------------------------------------------------------------------------------
     British Pounds        $ 4,580,623        $ 4,580,550          12/13/95           $       (73)
     Canadian Dollars        7,973,390          7,876,290          12/13/95               (97,100)
     Danish Krona            2,031,836          2,005,058          12/13/95               (26,778)
     Deutschemarks          29,389,731         28,399,116          12/13/95              (990,615)
     Deutschemarks             329,964            316,726           4/17/96               (13,238)
     Deutschemarks             213,913            213,913           1/25/96                    --
     French Francs           8,287,566          7,986,656          12/13/95              (300,910)
     Italian Lira            5,097,042          4,979,354          12/13/95              (117,688)
     Japanese Yen           13,532,710         13,739,322          12/13/95               206,612
     Netherlands Guilders    8,709,706          8,299,451          12/13/95              (410,255)
     Spanish Peseta          5,713,280          5,484,389          12/13/95              (228,891)
     Swiss Francs            6,278,868          6,197,244          12/13/95               (81,624)
     --------------------------------------------------------------------------------------------
                           $92,138,629        $90,078,069                             $(2,060,560)

     WRITTEN OPTIONS OUTSTANDING at October 31, 1995 (Premium received $47,730)
     CONTRACT                                              EXPIRATION DATE/
     AMOUNT                                                   STRIKE PRICE                  VALUE
     --------------------------------------------------------------------------------------------
     $    11,100,000       U.S. Dollars In Exchange
                           For Deutschemarks               Dec 95/DEM 1.49                $ 4,995

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995

ASSETS
-------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $488,355,015) (Note 1)                            $497,115,455
-------------------------------------------------------------------------------
Cash (Note 1)                                                        33,815,520
-------------------------------------------------------------------------------
Interest, dividends and other receivables                            10,456,405
-------------------------------------------------------------------------------
Receivable for open forward currency contracts                        1,589,974
-------------------------------------------------------------------------------
Receivable for closed forward currency contracts                        982,392
-------------------------------------------------------------------------------
TOTAL ASSETS                                                        543,959,746

LIABILITIES
-------------------------------------------------------------------------------
Payable for securities purchased                                     52,714,437
-------------------------------------------------------------------------------
Distributions payable to shareholders                                 3,051,221
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                            921,052
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                802
-------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                               119
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)              133,631
-------------------------------------------------------------------------------
Payable for open forward currency contracts                           2,934,027
-------------------------------------------------------------------------------
Payable for closed forward currency contracts                         2,121,568
-------------------------------------------------------------------------------
Written options outstanding, at value (premiums received $47,730)         4,995
-------------------------------------------------------------------------------
Other accrued expenses                                                  164,120
-------------------------------------------------------------------------------
TOTAL LIABILITIES                                                    62,045,972
-------------------------------------------------------------------------------
NET ASSETS                                                         $481,913,774

REPRESENTED BY
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                    $486,704,584
-------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)            (2,654,955)
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                       (9,629,636)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                     7,493,781
-------------------------------------------------------------------------------
TOTAL -- REPRESENTING NET ASSETS APPLICABLE TO CAPITAL
SHARES OUTSTANDING                                                 $481,913,774

COMPUTATION OF NET ASSET VALUE
-------------------------------------------------------------------------------
Net asset value per share ($481,913,774 divided by
53,311,249 shares)                                                        $9.04
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
Year ended October 31, 1995

INVESTMENT INCOME:
-------------------------------------------------------------------------------
Interest (net of foreign tax of $219,359)                           $40,785,704
-------------------------------------------------------------------------------
Dividends                                                               955,580
-------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                              41,741,284

EXPENSES:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                      3,507,075
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                          671,396
-------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                        16,978
-------------------------------------------------------------------------------
Reports to shareholders                                                  94,136
-------------------------------------------------------------------------------
Exchange listing fees                                                    40,342
-------------------------------------------------------------------------------
Auditing                                                                110,307
-------------------------------------------------------------------------------
Legal                                                                    15,689
-------------------------------------------------------------------------------
Postage                                                                 255,967
-------------------------------------------------------------------------------
Administrative services (Note 2)                                          9,726
-------------------------------------------------------------------------------
Registration fees                                                           799
-------------------------------------------------------------------------------
Other                                                                    16,921
-------------------------------------------------------------------------------
TOTAL EXPENSES                                                        4,739,336
-------------------------------------------------------------------------------
EXPENSE REDUCTION (Note 2)                                             (216,617)
-------------------------------------------------------------------------------
NET EXPENSES                                                          4,522,719
-------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                37,218,565
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                      5,091,541
-------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                     10,341
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                             622
-------------------------------------------------------------------------------
Net realized loss on forward currency contracts and foreign
currency translation (Note 1)                                        (6,600,342)
-------------------------------------------------------------------------------
Net unrealized depreciation of forward currency contracts
and foreign currency translation during the period                   (1,497,921)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments, options and
futures during the period                                            24,254,949
-------------------------------------------------------------------------------
NET GAIN ON INVESTMENT TRANSACTIONS                                  21,259,190
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $58,477,755
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                          YEAR ENDED OCTOBER 31
                                                             1995          1994
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                                $ 37,218,565  $ 35,639,762
-------------------------------------------------------------------------------
Net realized loss on investments and foreign
currency transactions                                  (1,497,838)  (13,032,306)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies                                  22,757,028   (29,981,558)
-------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS                                        58,477,755    (7,374,102)
-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
-------------------------------------------------------------------------------
From net investment income                            (34,122,774)  (27,920,055)
-------------------------------------------------------------------------------
From return of capital (Note 1)                        (2,693,488)  (13,261,553)
-------------------------------------------------------------------------------
From net realized gain on investments                          --    (4,000,525)
-------------------------------------------------------------------------------
Decrease in capital shares transactions (Note 4)         (507,361)           --
-------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                21,154,132   (52,556,235)
-------------------------------------------------------------------------------
Beginning of period                                   460,759,642   513,315,877
-------------------------------------------------------------------------------
END OF PERIOD (including distributions in excess of
net investment income of $2,654,955 and
$5,517,802, respectively)                            $481,913,774  $460,759,642
-------------------------------------------------------------------------------

FUND SHARES
-------------------------------------------------------------------------------
Shares outstanding at beginning of year                53,375,649    53,375,649
-------------------------------------------------------------------------------
Shares liquidated                                         (64,400)           --
-------------------------------------------------------------------------------
SHARES OUTSTANDING AT END OF YEAR                      53,311,249    53,375,649
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the year)
                                                          YEAR ENDED
                                                          OCTOBER 31            YEAR ENDED OCTOBER 31
------------------------------------------------------------------------------------------------------------------
                                                                1995       1994       1993       1992       1991
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                             $8.63      $9.62      $9.15      $8.80      $8.01
------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------
Net investment income                                            .68        .74        .73        .77        .82
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                  .42       (.88)       .61        .51        .90
------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                1.10       (.14)      1.34       1.28       1.72
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
------------------------------------------------------------------------------------------------------------------
  From net investment income                                    (.64)      (.52)      (.73)      (.77)      (.82)
------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                              --         --       (.14)        --         --
------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments                           --       (.08)        --       (.10)        --
------------------------------------------------------------------------------------------------------------------
  From return of capital                                        (.05)      (.25)        --       (.06)      (.11)
------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                             (.69)      (.85)      (.87)      (.93)      (.93)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                   $9.04      $8.63      $9.62      $9.15      $8.80
------------------------------------------------------------------------------------------------------------------
MARKET VALUE, END OF YEAR                                     $8.125      $7.88      $8.88      $8.63      $8.38
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN AT NET ASSET VALUE (%)(a)              14.16      (1.92)     13.27      14.34      36.93
------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (in thousands)                      $481,914   $460,760   $513,316   $488,266   $468,234
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                  1.02        .95        .92        .95       1.08
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)        7.98       7.33       7.76       8.59       9.74
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                   290.44     201.95     132.24     221.30     323.27
------------------------------------------------------------------------------------------------------------------


(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended October 31, 1995 includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (See Note 2).

NOTES TO FINANCIAL STATEMENTS
October 31, 1995

NOTE 1
SIGNIFICANT ACCOUNTING POLICIES

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The investment objective of the fund is to seek high current income consistent with the preservation of capital. The fund intends to diversify its investments among the following three sectors of the fixed-income securities market: a U.S. government sector, consisting of debt obligations of the U.S. government, it's agencies and instrumentalities and related options, futures and repurchase agreements; a high-yield sector, consisting of high yielding, lower-rated U.S. corporate fixed income securities; and an international sector, consisting of obligations of foreign governments, their agencies and instrumentalities and other fixed-income securities denominated in foreign currencies.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A SECURITY VALUATION Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price, except that certain U.S. government obligations are stated at the mean between the bid and asked prices. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. (See Section F of Note 1 with respect to valuations of outstanding options, outstanding futures and forward currency contracts.)

B JOINT TRADING ACCOUNT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account, along with the cash of other registered investment companies managed by Putnam Investment Management Inc., ("Putnam Management") the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

As of October 31, 1995, $33,548,488 of the total cash available was used to settle certain security trades on November 1, 1995.

C REPURCHASE AGREEMENTS The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date.

Discounts on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment-in-kind bonds are accreted according to the effective yield method. Certain securities held by the fund pay interest in the form of cash or additional securities; interest on such securities is recorded on the accrual basis at the lower of the coupon rate or market value of the securities to be received, and is allocated to the cost of the securities received on the payment date.

E FOREIGN CURRENCY TRANSLATION The accounting records of the fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are recorded in the books and records of the trust after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized and unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholdings taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized gains and losses on foreign currency transactions arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F FUTURES AND OPTIONS CONTRACTS The fund may use futures and options contracts to hedge against changes in the value of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

FORWARD CURRENCY CONTRACTS The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The maximum potential loss from forward currency contracts is the aggregate face value in U.S. dollars at the time the contract was opened. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G TBA PURCHASE COMMITMENTS The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitment will not fluctuate more than 2.0% from the principal amount. The fund holds, and maintains until the settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund enters into offsetting contracts for the forward sale of other securities it owns. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

H FEDERAL TAXES It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and capital gains.

At October 31, 1995 the fund had a capital loss carryover of approximately $9,654,000 available to offset realized gains, if any. The amount of the carryover and the expiration dates are:

LOSS CARRYOVER        EXPIRATION DATE
--------------------------------------
$7,488,000            October 31, 2002
 2,166,000            October 31, 2003

I DISTRIBUTIONS TO SHAREHOLDERS Distributions to shareholders are recorded by the fund on the ex-dividend date. At certain times, the fund may pay distributions at a level rate even though, as a result of market conditions or investment decisions, the fund may not achieve projected investment results for a given period. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of realized and unrealized gains and losses on forward foreign currency contracts and certain futures contracts, paydown gains and losses on mortgage-backed securities, market discount and losses on wash sales transactions. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

For the year ended October 31, 1995, the fund reclassified $232,944 to increase distributions in excess of net investment income and $725,273 to increase paid-in-capital, with an increase to accumulated net realized losses of $492,329. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

NOTE 2
MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS

Compensation of Putnam Management for management and investment advisory services is paid quarterly based on the average weekly net assets of the fund. Such fee is based on the following annual rates: 0.75% of the first $500 million of average weekly net assets, 0.65% of the next $500 million, 0.60% of the next $500 million and 0.55% of any amount over $1.5 billion.

The fund also reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Trustees of the Fund receive an annual Trustee's fee of $980 and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

During the year ended October 31, 1995, the fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly owned subsidiary of Putnam Investments, Inc.

For the year ended October 31, 1995, fund expenses were reduced by $216,617 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the offset arrangements in an income-producing asset if it had not entered into such arrangements.

NOTE 3
PURCHASES AND SALES OF SECURITIES

During the year ended October 31, 1995, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $403,728,664 and $445,096,129, respectively. Purchases and sales of U.S. government obligations aggregated $779,877,559 and $750,531,147, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Written option transactions on foreign currencies during the period are summarized as follows:

                        CONTRACT      PREMIUMS
                          AMOUNT      RECEIVED
-----------------------------------------------
Options written     $ 57,781,000      $665,705
Options expired      (11,132,000)     (208,168)
Options closed       (35,549,000)     (409,807)
-----------------------------------------------
Written options
outstanding at
end or period       $ 11,100,000      $ 47,730
-----------------------------------------------

NOTE 4
SHARE REPURCHASE PROGRAM

In November, 1994, the Trustees authorized the fund to repurchase up to 2,650,000 of its shares in the open market. Repurchases will only be made when the fund's shares are trading at less than net asset value and at such times and amounts as is believed to be in the best interests of the fund's shareholders. Any repurchases of shares will have the effect of increasing the net asset value per share of remaining shares outstanding.

For the year ended October 31, 1995, the fund repurchased 64,400 shares for $507,361, which reflects a discount from net asset value of $52,865 or 9.44%.

FEDERAL TAX INFORMATION
(Unaudited)

For the year ended October 31, 1995, a portion of the fund's distribution represents a return of capital and is therefore not taxable to shareholders. This is the result of losses on foreign currency transactions incurred in the fiscal year ended October 31, 1994. Federal tax law allows certain losses sustained in a fund's fiscal year to be deferred into the following year. These losses must be reclassified as ordinary losses for tax purposes, reducing the amount of net investment income the fund has available for distribution.

The Form 1099 you receive in January 1996 will show the tax status of all distributions paid to your account in calendar 1995, including the amount of the distribution not subject to tax. You will need to adjust the cost basis of your shares by the amount that is not subject to tax when you eventually redeem or exchange them. This will increase any resulting capital gain or decrease any capital loss you incur at that time.

SELECTED QUARTERLY DATA
(Unaudited)

                                                          NET REALIZED          NET INCREASE
                                                          AND UNREALIZED        (DECREASE)
               INVESTMENT          NET INVESTMENT         GAIN (LOSS) ON        IN NET ASSETS
               INCOME              INCOME                 INVESTMENTS           FROM OPERATIONS

QUARTER                    PER                   PER                   PER                   PER
ENDED      TOTAL         SHARE   TOTAL         SHARE   TOTAL         SHARE   TOTAL         SHARE
------------------------------------------------------------------------------------------------
10/31/95   $10,254,581    $.19   $ 8,912,873    $.15   $ 3,417,303    $.08   $12,330,176    $.23
 7/31/95    10,701,896     .20     9,513,755     .18    13,209,055     .24    22,722,810     .42
 4/30/95    10,096,984     .19     9,222,274     .17    17,110,946     .33    26,333,220     .50
 1/31/95    10,687,823     .20     9,569,663     .18   (12,478,114)   (.23)   (2,908,451)   (.05)
10/31/94    10,578,336     .20     9,542,965     .18    (8,495,287)   (.16)    1,047,678     .02
 7/31/94    10,298,482     .20     9,028,639     .17    (9,336,132)   (.17)     (307,493)     --
 4/30/94     7,826,067     .14     6,549,762     .12   (33,123,417)   (.63)  (26,573,691)   (.51)
 1/31/94    11,579,308     .22    10,518,430     .20     7,940,972     .15    18,459,402     .35

RESULTS OF OCTOBER 5, 1995 SHAREHOLDER MEETING

An annual meeting of shareholders of the fund was held on October 5, 1995. At the meeting, each of the nominees for Trustees was elected, as follows:


                                VOTES FOR             VOTES WITHHELD
------------------------------------------------------------------------------
Jameson Adkins Baxter          48,191,912                 773,748
Hans H. Estin                  48,192,904                 772,757
John A. Hill                   48,235,801                 729,860
Elizabeth T. Kennan            48,194,315                 771,346
Lawrence J. Lasser             48,207,070                 758,590
Robert E. Patterson            48,224,023                 741,636
Donald S. Perkins              48,190,595                 775,065
William F. Pounds              48,192,039                 773,621
George Putnam                  48,202,478                 763,182
George Putnam, III             48,192,805                 772,855
E. Shapiro                     48,119,415                 846,245
A.J.C. Smith                   48,209,140                 756,521
W. Nicholas Thorndike          48,218,976                 746,684
------------------------------------------------------------------------------

A proposal to ratify the selection of Coopers & Lybrand L.L.P. as auditors for the fund was approved as follows: 47,909,978 votes for, and 334,967 votes against, with 720,716 abstentions and broker non-votes. A proposal to fix the number of Trustees at 13 was approved as follows: 34,351,246 for, and 773,771 against. All tabulations have been rounded to the nearest whole number.

FUND INFORMATION

INVESTMENT MANAGER                       OFFICERS
Putnam Investment                        George Putnam
Management, Inc.                         President
One Post Office Square
Boston, MA 02109                         Charles E. Porter
                                         Executive Vice President
MARKETING SERVICES
Putnam Mutual Funds Corp.                Patricia C. Flaherty
One Post Office Square                   Senior Vice President
Boston, MA 02109
                                         Lawrence J. Lasser
CUSTODIAN                                Vice President
Putnam Fiduciary Trust Company
                                         Gordon H. Silver
LEGAL COUNSEL                            Vice President
Ropes & Gray
                                         Gary Coburn
INDEPENDENT ACCOUNTANTS                  Vice President
Coopers & Lybrand L.L.P.
                                         Rosemary H. Thomsen
TRUSTEES                                 Vice President and Fund Manager
George Putnam, Chairman
                                         D. William Kohli
William F. Pounds, Vice Chairman         Vice President and Fund Manager

Jameson Adkins Baxter                    Neil Powers
                                         Vice President and Fund Manager
Hans H. Estin
                                         Mark J. Siegel
John A. Hill                             Vice President and Fund Manager

Elizabeth T. Kennan                      William N. Shiebler
                                         Vice President
Lawrence J. Lasser
                                         John R. Verani
Robert E. Patterson                      Vice President

Donald S. Perkins                        Paul M. O'Neil
                                         Vice President
George Putnam, III
                                         John D. Hughes
Eli Shapiro                              Vice President and Treasurer

A.J.C. Smith                             Beverly Marcus
                                         Clerk and Assistant Treasurer
W. Nicholas Thorndike


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m., Eastern Time for up-to-date information about the fund's NAV or to request Putnam's quarterly Closed-End Fund Commentary.

SHARES OF MUTUAL FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

[LOGO: PUTNAM INVESTMENTS]                                    ------------
                                                              Bulk Rate
              THE PUTNAM FUNDS                                U.S. Postage
              One Post Office Square                          PAID
              Boston, Massachusetts 02109                     Putnam
                                                              Investments
                                                              ------------

21720-072      12/95